United States Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 6, 2014 (July 31, 2014)

ISORAY, INC. (Exact name of registrant as specified in its charter)
Minnesota (State or other jurisdiction of incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354

(Address of principal executive offices) (Zip Code)

(509) 375-1202

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On July 31, 2014, IsoRay Medical, Inc. ("Medical"), a wholly owned subsidiary of IsoRay, Inc. (the "Registrant"), entered into an Addendum to its supply contract (the "Addendum") with The Open Joint Stock Company ‹‹Institute of the Nuclear Materials››, a Russian company ("JSC INM"). With the entry into the Addendum, Medical will purchase Cesium-131 from JSC INM at the prices specified in the original agreement and JSC INM will provide Cesium-131 within the quality standards and within the time periods specified in the original agreement, through March 31, 2015 instead of through January 31, 2015 as provided in the original agreement. Payment terms have also been extended from 30 to 60 days following delivery.

ITEM 9.01 Exhibits

(c)	Exhibits

10.79	Addendum No.1 dated July 31, 2014, to Contract dated June 23, 2014, by and between IsoRay Medical, Inc. and The Open Joint Stock Company ‹‹Institute of the Nuclear Materials››

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 6, 2014

IsoRay, Inc., a Minnesota corporation

By:	/s/ Dwight Babcock
Dwight Babcock, CEO